CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Titanium Intelligence Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Paulo Martins, the President and Chief Executive Officer of the Company and Chen (Jason) Wu, the Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Paulo Martins

/s/ Paulo Martins
_________________________________
President and Chief Executive Officer

Chen (Jason) Wu

/s/ Chen (Jason) Wu
_________________________________
Chief Financial Officer

November 19, 2002